EXHIBIT 99.2

                      UNITED STATES DISTRICT COURT FOR THE
                          NORTHERN DISTRICT OF ILLINOIS

--------------------------------
                               )
SECURITIES AND EXCHANGE        )        No. 04C 0336
      COMMISSION,              )
                               )
                   Plaintiff,  )        Judge
                               )        Judge Manning
       v.                      )
                               )        Magistrate Judge
HOLLINGER INTERNATIONAL, INC.  )        Magistrate Judge Geraldine Soat
                               )        Brown
                   Defendant.  )
                               )
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               SECURITIES AND EXCHANGE COMMISSION'S COMPLAINT FOR
                 PERMANENT INJUNCTION AND OTHER EQUITABLE RELIEF

      Plaintiff, the Securities and Exchange Commission ("Plaintiff" or "Commission"), alleges as follows:

                              NATURE OF THE ACTION

      1. This action involves misstatements by Defendant Hollinger International, Inc. ("Hollinger International"), a U.S. corporation based in Chicago, Illinois, regarding certain unauthorized transfers of assets of at least $32 million to corporate insiders and related entities. As a result, these transfers improperly and unfairly benefited these corporate insiders and related entities to the detriment of other shareholders of Hollinger International. Specifically, these transfers of assets involved non-competition payments in connection with the sale of Hollinger International assets from at least 1999 to at least 2001.

      In addition, Defendant Hollinger International's board of directors, after allegations were raised by shareholders of unauthorized transfers of corporate assets, established a Special Committee of independent directors to investigate possible misconduct, to recover misappropriated assets and to protect the interest of Hollinger International shareholders. However, there have been growing indications that some of the very same Hollinger International corporate insiders and related entities who improperly received corporate assets are attempting to thwart and obstruct the efforts of the Special Committee. As a result, Plaintiff is seeking certain interim remedies in order to protect the interest of Hollinger International shareholders.

      2. Hollinger International, directly or indirectly, has engaged in, and unless restrained and enjoined by this Court will continue to engage in, transactions, acts, practices, and courses of business which violate Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss.ss. 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and
Rules 12b-20, 13a-1, 13a-13, 13b2-1 and 13b2-2 thereunder [17 C.F.R. ss.ss.
240.12b-20, 240.13a-1, 240.13a-13, 240.13b2-1 and 240.13b2-2].

      3. The Commission brings this action to enjoin such transactions, acts, practices and courses of business pursuant to Sections 20(e), 21(d) and 21(e) of the Exchange Act [15 U.S.C. ss.ss. 78t(e), 78u(d) and 78u(e)].

                             JURISDICTION AND VENUE

      4. The Court has jurisdiction over this action pursuant to Sections 21(d), 21(e) and 27 of the Exchange Act [15 U.S.C. ss.ss. 78u(d), 78u(e) and 78aa].

      5. Venue is proper in this Court pursuant to Section 27 of the Exchange Act [15 U.S.C.ss.78aa].

      6. Hollinger International is a Delaware corporation with its principal place of business located in Chicago, Illinois.


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

      7. The acts, practices and courses of business constituting the violations herein occurred within the jurisdiction of the United States District Court for the Northern District of Illinois and elsewhere.

      8. Hollinger International has made use of the means and instrumentalities of interstate commerce in connection with the acts, practices and courses of business alleged herein in the Northern District of Illinois and elsewhere.

      9. Hollinger International will, unless enjoined, continue to engage in the acts, practices and courses of business set forth in this Complaint and acts, practices and courses of business of similar purport and object.

                                    DEFENDANT

      10. Hollinger International is a Delaware corporation with its principal place of business located in Chicago, Illinois. Hollinger International is a publishing corporation with a business presence in many countries. Hollinger International's business consists primarily of owning and operating newspapers, including, among others, the Chicago Sun-Times, the Jerusalem Post and the Daily Telegraph. Hollinger International common stock is registered with the Commission pursuant to Section 12(b) of the Exchange Act and is traded on the NYSE under the symbol HLR. During the relevant period, Hollinger International filed required reports with the Commission pursuant to Section 13(a) of the Exchange Act.

                      OTHER RELEVANT ENTITY AND INDIVIDUALS

      11. Hollinger, Inc. is the holding or parent company of Hollinger International and is a Canadian public company. The Ravelston Corporation Limited is a Canadian private corporation that owns Hollinger, Inc.


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

      12. Conrad Black ("Black"), approximately 59 years old, is a British citizen with homes in New York, Palm Beach, Florida, London, England and Toronto, Canada. Black is the former CEO of Hollinger International and the current director and Chairman. While he currently holds approximately 30% of the shareholder equity of Hollinger International, he is the controlling shareholder with approximately 70% of the voting shares. In 1982, Black, as Chairman, and Norcen Energy Resource Ltd. consented to the entry of permanent injunctions for their violations of certain provisions of the federal securities laws in connection with their attempt to take over a Cleveland-based mining company.

      On December 22, 2003, Black asserted his Fifth Amendment Privilege against self-incrimination and refused to testify pursuant to the Commission's investigative subpoena.

      13. F. David Radler ("Radler"), approximately 61 years old, is a Canadian citizen residing in Vancouver, British Columbia, and the former President and COO of Hollinger International.

                            THE ALLEGED TRANSACTIONS

      14. From at least 1999 and continuing through at least 2001, Hollinger International has failed to disclose material information in required filings with the Commission as necessary to make the required statements, in the light of the circumstances, not misleading in connection with certain transfers of assets.

      15. In addition, in order to cause some of the transfers, Hollinger International personnel falsified corporate books and records. For example, in or about February 2001, certain books and records were altered in order to mischaracterize certain payments as non-competition payments.


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

      16. Hollinger International also failed to have adequate internal controls in order to insure that payments were properly approved before they were made and that public filings were accurate.

      17. In or about 1998, Hollinger International completed a transaction that involved the sale of assets, including the publication American Trucker, to Intertec Publishing Corporation ("American Trucker transaction"). The sale was disclosed in or about August 14, 1998, the filing date for its 2nd quarter 10-Q.

      18. In or about 1998, in connection with the American Trucker transaction, Hollinger International entered into a non-competition agreement with Intertec Publishing Corporation.

      19. In or about 1998, in connection with this sale, approximately $2 million was allocated from the purchase price as a non-competition payment to Hollinger International.

      20. In or about 1999, Hollinger International subsequently transferred approximately $2 million to Hollinger, Inc. Hollinger, Inc. then reflected this transfer as a non-competition payment, even though it did not sign a non-competition agreement.

      21. Hollinger International failed to disclose this non-competition payment to Hollinger, Inc. made in connection with the American Trucker transaction in any of its subsequent filings with the Commission, from in or about May 14, 1999, the filing date for its 1st quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      22. In or about 1999, Hollinger International, completed a transaction that involved the sale of assets to Community Newspaper Holdings, Inc. ("CNHI 1999 transaction."). The sale was disclosed in or about May 14, 1999, the filing date of its 1st quarter 10-Q. In or about


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1999, in connection with this sale, Hollinger International and Hollinger, Inc.
entered into non-competition agreements with CNHI.

      23. In connection with the CNHI 1999 transaction, approximately $12 million was allocated from the purchase price as a non-competition payment to Hollinger, Inc.

      24. Hollinger International failed to disclose the non-competition payment to Hollinger, Inc. made in connection with the CNHI 1999 transaction in any of its subsequent filings, from in or about May 14, 1999, the filing date for its 1st quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      25. In or about 1999, Hollinger International completed a transaction that involved the sale of assets to Horizon Publications, Inc. ("Horizon transaction"). The sale was disclosed in the 1999 annual filing for Hollinger.

      26. In or about 1999, in connection with this sale, Hollinger International and Hollinger, Inc. entered into non-competition agreements with Horizon.

      27. In connection with the Horizon transaction, Hollinger, Inc. received a non-competition payment in the amount of approximately $1.2 million.

      28. Hollinger International failed to disclose the existence of the non-competition payment to Hollinger, Inc. made in connection with the Horizon transaction in any of its subsequent filings, from in or about May 14, 1999, the filing date for its 1st quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      29. In or about 2000, Hollinger International completed a transaction that involved the sale of assets to Forum Communications Co. ("Forum transaction"). The sale was disclosed in or about November 13, 2000, the filing date for its 3rd quarter 10-Q.


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

      30. In or about 2000, in connection with this sale, Hollinger International and Hollinger, Inc. entered into non-competition agreements with Forum.

      31. In or about 2000, in connection with this sale, Hollinger, Inc. received a non-competition payment in the amount of approximately $100,000.

      32. Hollinger International failed to disclose the existence of the non-competition payment to Hollinger, Inc. made in connection with the Forum transaction in any of its subsequent filings, from in or about November 13, 2000, the filing date for its 3rd quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      33. In or about 2000, Hollinger International completed a transaction that involved the sale of assets to Newspaper Holdings, Inc., a CNHI subsidiary ("CNHI 2000 transaction.") The sale was disclosed in the 2000 3rd quarter filing for Hollinger International.

      34. In or about 2000, in connection with the CNHI 2000 transaction, Hollinger International, Hollinger, Inc., Black, Radler and other Hollinger related executives entered into non-competition agreements with CNHI. Hollinger International's General Counsel signed the non-competition agreements on behalf of Black, Radler and others.

      35. In connection with the CNHI 2000 transaction, Hollinger, Inc. received a non-competition payment in the amount of approximately $750,000.

      36. In connection with the CNHI 2000 transaction, Black received a non-competition payment in the amount of approximately $4.3 million, Radler received a non-competition payment in the amount of approximately $4.3 million and other Hollinger related executives received a total of approximately $1 million.

      37. Hollinger International failed to disclose the existence of the non-competition payment to Hollinger, Inc. made in connection with the CNHI 2000 transaction in any of its


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

subsequent filings, from in or about November 13, 2000, the filing date for its 3rd quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      38. Hollinger International failed to disclose the existence of the non-competition payments to Black, Radler and other Hollinger related executives made in connection with the CNHI 2000 transaction until Hollinger International first discussed the payments in its 2001 10-K filed on March 28, 2002.

      39. However, the disclosure in the 2001 10-K was false and mischaracterized the nature of the payments. The disclosure stated that the non-competition payments were made to satisfy a closing condition. Further, the disclosure stated the payments had been authorized by the independent directors of the board. However, the payments were not made to satisfy a closing condition and there was no authorization. Moreover, the amounts listed as paid during a given year were inaccurate. Yet, there is no additional disclosure regarding these payments in any of its subsequent filings until the information was discussed in filings with the Commission in November 2003.

      40. In or about 2000, Hollinger International completed a transaction that involved the sale of assets to PMG Acquisition Corp. ("PMG transaction"). The sale was disclosed in the 2000 3rd quarter filing for Hollinger International.

      41. In or about 2000, in connection with the PMG transaction, Hollinger International and Hollinger, Inc. entered into non-competition agreements with PMG.

      42. In connection with the PMG transaction, Hollinger, Inc. received a non-competition payment in the amount of approximately $500,000.

      43. Hollinger International failed to disclose the existence of the non-competition payment to Hollinger, Inc. made in connection with the PMG transaction in any of its subsequent


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

filings, from in or about March 30, 2001, the filing date of its 2000 10-K, until the information was first discussed in filings with the Commission in November 2003.

      44. In or about February 2001, American Publishing Company ("APC") was a subsidiary of Hollinger International and owned virtually no newspapers.

      45. However, in or about February 2001, Black, Radler and other Hollinger related executives entered into non-competition agreements with APC.

      46. Black received approximately $2,612,500 in non-competition payments related to APC. Radler also received approximately $2,612,500 in non-competition payments related to APC. The checks, although issued in February 2001, were dated December 31, 2000.

      47. Hollinger International failed to disclose the existence of these non-competition payments to Black, Radler and other Hollinger related executives made in connection with APC in any of its subsequent filings from in or about May 15, 2001, the filing date of its 1st quarter 10-Q, until the information was first discussed in filings with the Commission in November 2003.

      48. On April 9, 2001, Black and Radler received approximately $285,000 each in non-competition payments from funds related to the PMG and Forum transactions.

      49. Other Hollinger related executives were also paid non-competition payments relating to the PMG and Forum transactions.

      50. However, Black, Radler or other Hollinger related executives never entered into any non-competition agreements relating to the PMG transaction or the Forum transaction. Yet, Black, Radler and other Hollinger related executives ultimately received non-competition payments relating to the PMG transaction and Forum transaction.


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

      51. Hollinger International failed to disclose the existence of the non-competition payments to Black, Radler and other Hollinger related executives made in connection with the Forum transaction and the PMG transaction in any of its subsequent filings, from in or about August 13, 2001, the filing date of its 2nd quarter 10-Q, until the information was first discussed in its 2001 10-K filed on March 28, 2002.

      52. However, the disclosure in the 2001 10-K was false and mischaracterized the nature of the payments. The disclosure stated that the non-competition payments were made to satisfy a closing condition. Further, the disclosure stated the payments had been authorized by the independent directors of the board. However, the payments were not made to satisfy a closing condition and there was no authorization. Moreover, the amounts listed as paid during a given year were inaccurate. Yet, there is no additional disclosure regarding these payments in any of its subsequent filings until the information was discussed in filings with the Commission in November 2003.

                                     COUNT I
                           Violations of Section 13(a)
                 of the Exchange Act [15 U.S.C. ss. 78m(a)] and
                    Rules 12b-20, 13a-1 and 13a-13 thereunder
             [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13]

      53. Paragraphs 1 through 52 are realleged and incorporated herein by reference.

      54. From at least 1999 through at least 2001, Hollinger International, directly and indirectly, filed with the Commission annual reports on Form 10-K and quarterly reports on Form 10-Q that were not in accordance with such rules and regulations that the Commission has prescribed as necessary and appropriate in the public interest and for the protection of investors, and also failed to include in those reports such further material information as was necessary to


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

make the required statements, in light of the circumstances under which they were made, not misleading, as more fully described in paragraphs 1 through 52 above.

      55. As a result of the conduct alleged in Paragraphs 53 and 54, Hollinger International violated Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R. ss.ss. 240.12b-20,
240.13a-1 and 240.13a-13].

                                    COUNT II

                      Violations of Section 13(b)(2)(A) and
       13(b)(2)(B) [15 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)] of the
                     Exchange Act and Rule 13b2-1 thereunder

      56. Paragraphs 1 through 52 are realleged and incorporated herein by reference.

      57. From at least 1999 through at least 2001, Hollinger International, directly and indirectly, failed to make and keep books, records and accounts, which in reasonable detail accurately and fairly reflected the transactions and disposition of the assets of Hollinger, as more fully described in paragraphs 1 through 52 above.

      58. From at least 1999 through at least 2001, Hollinger International failed to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions were recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements as more fully described in paragraphs 56 and 57 above.

      59. From at 1999 through at least 2001, Hollinger International falsified or caused to be falsified, books, records or accounts subject to Section 13(b)(2)(A) of the Exchange Act.

      60. As a result of the conduct alleged in paragraphs 56 through 60, Hollinger International violated Section 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)].


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

                                PRAYER FOR RELIEF

      WHEREFORE, the Commission respectfully requests that the Court:

                                       I.

      Issue findings of fact and conclusions of law that the Defendants committed the violations charged and alleged herein.

                                       II.

      Issue an Order of Permanent Injunction, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, permanently restraining and enjoining Hollinger International, its officers, agents, servants, employees, attorneys and those persons in active concert or participation with it who receive actual notice of the Order, by personal service or otherwise, and each of them from, directly or indirectly, engaging in the acts, practices or courses of business alleged above, or in conduct of similar purport and object, as principals or aiders and abettors, in violation of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss.ss. 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13].

                                      III.

      Issue an Order requiring Hollinger International to disgorge any ill-gotten gains that it received as a result of its wrongful conduct, including prejudgment interest.

                                       IV.

      With regard to Hollinger International's violative acts, practices and courses of business set forth herein issue an Order imposing appropriate civil penalties pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. ss.ss.78u(d)(3)].


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

                                       V.

      Retain jurisdiction of this action in accordance with the principles of equity and the Federal Rules of Civil Procedure in order to implement and carry out the terms of all orders and decrees that may be entered or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.

                                       VI.

      Grant Orders for any interim relief necessary to protect the interest of Hollinger International shareholders during this litigation.

                                      VII.

      Grant Orders for such further relief as the Court may deem appropriate.

                                        Respectfully submitted,


                                        /s/ Tina K. Diamantopoulos
                                        ----------------------------------------
                                        Timothy L. Warren IL Bar #6190197
                                        Peter K.M. Chan IL Bar #6206718
                                        Tina K. Diamantopoulos IL Bar #06224788
                                        Rebecca R. Goldman IL Bar #6277546
                                        (primary contact)
                                        Attorneys for Plaintiff
                                        United States Securities and Exchange
                                        Commission
                                        175 West Jackson Boulevard, Suite 900
                                        Chicago, IL 60604-2615
                                        (312) 353-7390

Dated: January 16, 2004


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